Exhibit 10.47

                          CONSULTING SERVICES AGREEMENT

This AGREEMENT ("AGREEMENT") is entered into as of August 1-, 2006, by DNAPrint genomics, Inc., 900 Cocoanut Ave., Sarasota, FL 34236, USA ("DNAP") and DR. ARTHUR J. SYTKOWSKI residing at 203 Park Avenue, Arlington, Massachusetts 02476, USA ("DR. SYTKOWSKI").

                                   WITNESSETH:

     WHEREAS, DNAP is engaged in a project (the "PROJECT") relating to human erythropoietin (the "FIELD"); and

     WHEREAS, DR. SYTKOWSKI has knowledge and expertise regarding the FIELD; and

     WHEREAS, DNAP desires to make use of the specialized knowledge and expertise of DR. SYTKOWSKI as a consultant in the FIELD; and

     WHEREAS, DR. SYTKOWSKI has advised DNAP of his willingness, ability and desire to provide consulting and advisory services to it in connection with the FIELD;

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, DR. SYTKOWSKI and DNAP agree as follows:

1.  ENGAGEMENT  -  DNAP  hereby  engages  DR. SYTKOWSKI and DR. SYTKOWSKI hereby
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agrees  to hold himself available and to render, at DNAP's  request, independent
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advisory  and  consulting  services, in compliance with the terms and conditions set  forth  herein  and  all  applicable  laws,  statutes  and  regulations.

2.  SERVICES  AND  DUTIES  -  DR.  SYTKOWSKI agrees that during the term of this
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AGREEMENT and any subsequent extension(s) thereof,  he will provide his services
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as  a  consultant  to  DNAP in the FIELD. DR. SYTKOWSKI's responsibilities shall include,  but  shall  not  be  limited  to,  the  following  services:

a. Consulting on all matters involving the FIELD, including, without limitation, implementation of analytics, purification, medical uses, regulatory issues and patent affairs;

b.  Advising  and training personnel designated by DNAP in the FIELD technology;

c.  Advising  on  the  status  of  FIELD-  related  patents  and  prosecutions;

d.  Advising  on  clinical  trials,  medical uses and side effects of the FIELD;

e.  Providing  information  on  new  developments  in  the  FIELD;

f. Providing expertise and introduction to DR. SYTKOWSKI's personal contacts in the FIELD, including without limitation, scientific, medical, biotech, regulatory and patent issues; and,

g.  Working  on  the  Tasks  described  on  the  attached  Exhibit  "A".

DR. SYTKOWSKI further agrees to render his services conscientiously, consistent with the highest standards of his profession, and to devote, subject to existing professional duties, the requisite time, effort and abilities required to satisfactorily perform his obligations during the term of this AGREEMENT and any subsequent extension(s) thereto, and to do so in such reasonable manner as DNAP and DR. SYTKOWSKI shall mutually agree.

3.  PAYMENT  - As full consideration for the services performed by DR. SYTKOWSKI
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hereunder,  DNAP  agrees  to  compensate  DR.  SYTKOWSKI  as  follows:

     a. ONE HUNDRED AND TWENTY THOUSAND ($ 120,000.00) U.S. DOLLARS to be paid in twelve equal monthly installments of TEN THOUSAND ($10,000.00) U.S. DOLLARS. Each payment will be made within THIRTY (30) DAYS of the first day of each month, with the first month commencing on the date of execution hereof.

     b. Upon presentation of receipts, DNAP will reimburse DR. SYTKOWSKI for reasonable out-of-pocket expenses incurred in connection with services performed under this AGREEMENT, including but not limited to airfare, lodging, meals, taxis, trains, extraordinary fee-based computer searches and the like. Flights of greater than two (2) hours will be business class or the next higher class above economy, if DR. SYTKOWSKI so chooses. DR. SYTKOWSKI will invoice DNAP for such travel and other expenses promptly after incurring such charges and DNAP agrees to pay such invoices, subject to the conditions of this paragraph, within THIRTY (30) DAYS of their receipt.

     c. DNAP agrees to reimburse DR. SYTKOWSKI for airfare, lodging, meals, taxis, trains, and all other reasonable out-of-pocket expenses incurred in conjunction with attending two scientific/medical, biotechnology or pharmaceutical related meetings per year, said meetings to relate directly to the FIELD and/or to DR. SYTKOWSKI's consulting and advisory services under this AGREEMENT. DR. SYTKOWSKI shall obtain DNAP's consent prior to incurring such expenses. DR. SYTKOWSKI agrees to invoice DNAP promptly after incurring such charges and DNAP agrees to pay such invoices within THIRTY (30) DAYS of their receipt.

     d. In recognition of DR. SYTKOWSKI's knowledge and skill, DNAP agrees to make five separate incentive payments to DR. SYTKOWSKI at the rate of TWENTY FIVE THOUSAND ($25,000.00) U.S. DOLLARS per year to be paid on or before each anniversary of the date of execution hereof.

4.  MILESTONE  CONTINGENT  PAYMENTS- DNAP agrees to make the following milestone
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payments to DR. SYTKOWSKI following the completion of the described event to the satisfaction of DNAP, and to the extent DR. SYTKOWSKI has not received any monies from Beth Israel Deaconess Medical Center ("BIDMC") under any agreements between DR. SYTKOWSKI and BIDMC relating to the described event:

a. Initiation of the first Phase I trial of an erythropoietin or erythropoietin-related product, TWENTY FIVE THOUSAND ($25,000.00) U.S. DOLLARS.
b. Initiation of the first Phase II trial of an erythropoietin or erythropoietin-related product, TWENTY FIVE THOUSAND ($25,000.00) U.S. DOLLARS.
c. First regulatory approval of an erythropoietin or erythropoietin-related product, TWENTY FIVE THOUSAND ($25,000.00) U.S. DOLLARS.
d. First commercial sale of an erythropoietin or erythropoietin-related product, FIFTY THOUSAND ($50,000.00) U.S. DOLLARS.

DNAP's  obligation  to  make these payments to DR. SYTKOWSKI will extend for ten
(10) years beyond the term of this AGREEMENT, or any termination, renewal or extension thereof. Any payments DR. SYTKOWSKI receives from BIDMC relating to the described events shall reduce, dollar for dollar, DNAP's obligations hereunder.

5.  INDEMNIFICATION  -  DNAP  shall  indemnify,  defend  and  hold  harmless DR.
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SYTKOWSKI  and  his  employees and agents and their respective heirs, successors
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and assigns (the "INDEMNITEES"), against any liability, damage, loss, or expense
(including attorneys' fees and expenses of litigation) actually incurred by or imposed upon the INDEMNITEES or any one of them in connection with any claims, suits, actions, demands, or judgments of any party other than DNAP arising out of or relating to the PROJECT, including, but not limited to, any theory of product liability (including but not limited to, strict liability) concerning any products, process or service made, used or sold pursuant to any rights granted under this AGREEMENT. DNAP's indemnification shall not apply to any claim, suit, action, demand, loss or expense (including attorneys' fees and expenses of litigation) to the extent that it is actually incurred or imposed or is due to the breach of this AGREEMENT, violation of or failure to comply with any law, or governmental regulation, negligence, reckless MISCONDUCT or intentional MISCONDUCT (hereinafter collectively the " MISCONDUCT ") of any of the INDEMNITEES.

6.  CONFIDENTIALITY  -  In  view of the proprietary rights and interests of DNAP
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concerning the PROJECT and their facilities and technology, DR. SYTKOWSKI agrees that during the term of this AGREEMENT and any subsequent extension(s) thereto, and for a period of three (3) years thereafter, DR. SYTKOWSKI shall hold in strictest confidence and not use for his own benefit or for the benefit of any third party any information concerning the PROJECT and DNAP (including DNAP's security and computer systems) or the FIELD which is disclosed to DR. SYTKOWSKI by DNAP or that results from his services under this AGREEMENT. Such information includes, but is not limited to, confidential or proprietary information, discoveries, results, methodology, codes, passwords, materials, technology, know-how, financial and other data, both technical and non-technical. DR.
SYTKOWSKI shall not disclose nor cause nor permit to be disclosed such information to any third party or use such information for any purpose, except as provided herein, without the prior written approval of DNAP. The foregoing restrictions and obligations of DR. SYTKOWSKI shall not apply to any portion of such information which:

a. Is or later becomes generally available to the public by use, publication or the like, through no fault of DR. SYTKOWSKI;

b. Is obtained from a third party who had the legal right to disclose the same to DR. SYTKOWSKI; or

c. Is already possessed by DR. SYTKOWSKI, as evidenced by his written records, predating receipt thereof from DNAP.

Specific information disclosed to DR. SYTKOWSKI by DNAP shall not be deemed to be available to the public or in prior possession of DR. SYTKOWSKI merely because such specific information is embraced by more general information available to the public or in the prior possession of DR. SYTKOWSKI.

7.  RIGHT  TO  DISCLOSE  -  DR.  SYTKOWSKI  agrees  that during the term of this
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AGREEMENT,  he  will  not  disclose  to DNAP any information which he is under a
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contractual  or  other  legal  obligation  to  a  third  party  not to disclose.
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8.  TERM,  TERMINATION AND EXTENSION OF THIS AGREEMENT - This AGREEMENT shall be
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effective  for  a  twelve  (12) month Period beginning August 1, 2006 and ending
July  31,  2007.

Either party may terminate this AGREEMENT upon ninety (90) days written notice to the other party. If DNAP terminates this AGREEMENT for DR. SYTKOWSKI's breach of this AGREEMENT, or DR. SYTKOWSKI's violation of or failure to comply with any law, or governmental regulation, negligence or MISCONDUCT, DR. SYTKOWSKI shall not be entitled to receive the Milestone payments referenced in Section 4, above. Any rights or obligations set forth herein, which are accrued prior to the termination of this AGREEMENT, shall survive termination of this AGREEMENT. Negotiations may be initiated at the request of either party prior to termination of this AGREEMENT to extend this AGREEMENT. If the parties do not agree on an extension in writing prior to July 15, 2006, the AGREEMENT shall terminate on July 31, 2006.

9.  INDEPENDENT  CONTRACTOR  -  For the purpose of this AGREEMENT, DR. SYTKOWSKI
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shall  be an independent contractor of DNAP without the authority to bind or act as agent for DNAP or its employees for any purpose, and nothing in this AGREEMENT shall be construed to create any joint venture or partnership among or between the parties.

10.  PUBLICITY  -  Neither  party  will  use  the  name  of  the  other party in
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publication  or  advertising  involving this AGREEMENT without the other party's
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prior  written  approval.

11.  WARRANTIES  -   The  parties warrant and represent that they have the right
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to  enter  into  and  perform this AGREEMENT. DR. SYTKOWSKI further warrants and represents that he knows of no conflict between the terms of this AGREEMENT and any other contractual or other obligations, expressed or implied, which he may have with anyone, including but not limited to his contractual obligations to Beth Israel Deaconess Medical Center.

12.  GOVERNING  LAW  -  This  AGREEMENT  shall  be  governed  by the laws of the
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Commonwealth  of Massachusetts, USA, and DR. SYTKOWSKI and DNAP hereby submit to
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the  exclusive jurisdiction of the Massachusetts Courts, both State and Federal.

13.  AMENDMENTS  -  No  modification to this AGREEMENT shall be effective unless
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made  in  writing  and signed by a duly authorized representative of each party.

14.  NOTICES  - All notices required or permitted to be given hereunder shall be
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in  writing  and given to each of the other parties hereto by delivery to its or his respective address as first set forth above by (i) personal delivery, (ii) courier service or registered or certified air mail (postage prepaid) or (iii) by fax (with a copy by registered or certified air mail). All such notices shall be effective when received by the addressee.

15. TAXES -Each party shall be responsible for his or its own tax obligations as
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imposed  by  any  governmental  authority  having  jurisdiction.

16. ASSIGNMENT - This AGREEMENT may not be assigned without the parties' express
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written  consent.  Any  purported assignment of this AGREEMENT is void and of no effect.



IN WITNESS WHEREOF, the parties have executed this AGREEMENT as of dates set forth below:

DR.  ARTHUR  J.  SYTKOWSKI               DNAPrint  genomics,  Inc.

Date:                                    Name  (print):

Place:                                   Date:

Signature:                               Place:

                                         Signature:

                                    EXHIBIT A

The studies outlined below will require more than one year to complete. However, each study can be emphasized depending upon priorities agreed upon by DNAP and Dr. Sytkowski.


  SUPERVISE STUDIES SUPPORTING EPO DIMER DEVELOPMENT AND PRODUCT DIFFERENTIATION
        COMPARING EPO DIMER, CONVENTIONAL EPO AND DARBEPOETIN (ARANESPTM)

-     Quantify  parameters  of  binding  to  the  Epo  receptor  (EpoR).

      o     On  and  off  rate  constants;  equilibrium  dissociation  constant
      o     Receptor  internalization  and  recycling  to  cell  surface
      o     Hill  coefficient

- Quantify intracellular signal strength and duration for growth and differentiation

-     Gene expression studies: compare qualitative and quantitative differences.

- Compare results for hematopoietic cell EpoR with EpoR on other cells, e.g., endothelial cells, neuronal cells.

-     Complete  development  of  anti-Epo  antibody  assays  required  by  FDA

- Interact with CRO personnel including transfer of and training in analytic techniques.

- Carry out in vitro bioassays of samples provided by CRO. The assay is calibrated against the World Health Organization International Reference Preparation of human erythropoietin.

-     Carry  out  in  vivo  bioassays  of  samples  provided  by  CRO

    SUPERVISE RESEARCH AND DEVELOPMENT OF NEW PHARMACEUTICAL AGENTS BASED UPON
                               LICENSED TECHNOLOGY

-     Explore  polyethylene  glycol  derivatization  (PEGylation)  of  Epo dimer

      o     Test  alternative  chemistries
      o     Vary  stoichiometry
      o     Preliminary  PK  and  PD

- Begin development of R103A mutant for tissue protection (neuro- and cardioprotection)

      o     Prepare  stably  expressing  CHO  cell  line
      o     Develop  in  vitro  assays  to  test  tissue  protective  effects
      o     Validate  R103A  as  a  tissue  protective  agent  in  vivo